Assets and liabilities held for sale	12 Months Ended
Dec. 31, 2024
Assets Held For Sale [Abstract]
Assets and liabilities held for sale	Assets and liabilities held for sale
On February 8, 2024, Bell Media announced the sale of 45 radio stations within the Bell Media segment. Completion of the sale is expected in the first half of 2025, subject to regulatory approvals and other closing conditions. Estimated proceeds for the stations and other radio related assets being sold are expected to be $54 million, resulting in an estimated gain of $9 million to be recorded in other income (expense) upon completion of the sale.
The assets and liabilities of these radio stations were presented as held for sale in our statements of financial position at December 31, 2024 and December 31, 2023. They were measured at the lower of their carrying amount and the estimated fair value less costs to sell. Property, plant and equipment and leased assets included in assets held for sale were no longer depreciated or amortized effective December 2023.
Our results for the years ended December 31, 2024 and 2023 included revenues for these radio stations of $35 million and $39 million and are recorded in the Bell Media segment. The transaction did not have a significant impact on our net earnings for 2024 and 2023.
On June 7, 2024, Bell Media completed the acquisition of OUTEDGE. Pursuant to a consent agreement negotiated with the Competition Bureau, Bell Media must dispose of 669 advertising displays in Québec and Ontario. On October 4, 2024, we entered into an agreement to dispose of these advertising displays for estimated proceeds of $14 million, subject to adjustments. Completion of the sale is expected in the first quarter of 2025, subject to receipt of the Competition Bureau’s approval and other customary closing conditions.
On September 18, 2024, BCE announced that it had reached an agreement to dispose of its minority stake in MLSE for estimated gross proceeds of $4.7 billion. Completion of this disposition is expected mid-2025, subject to relevant sports league and other customary approvals, and will result in an estimated gain of $5.2 billion.
Included in liabilities held for sale in our statements of financial position at December 31, 2024 is a net liability of $493 million which reflects BCE's share of an obligation to repurchase at fair value the minority interest in MLSE. BCE no longer records equity income or losses from the investment or any changes to the fair value of the obligation to repurchase the minority interest in MLSE.
Our results for the year ended December 31, 2024 included equity income of $6 million, recorded in Other expense in the income statements. Our results for the year ended December 31, 2023 included equity income of $25 million, recorded in Other expense in the income statements.
The following table summarizes the carrying value of the assets and liabilities that are classified as held for sale at December 31, 2024 and December 31, 2023.

		Note	2024	2023
Assets held for sale:
Bell Media radio stations
Property, plant and equipment		17	12	12
Intangible assets		19	26	26
Goodwill		22	17	22
OUTEDGE advertising displays
Property, plant and equipment	4,	17	22	—
Intangible assets	4,	19	3	—
Total assets held for sale			80	60
Liabilities held for sale:
Minority stake in MLSE			493	—
Bell Media radio stations
Long-term debt			7	7
Deferred tax liabilities			6	6
Other non-current liabilities			2	2
OUTEDGE advertising displays
Debt due within one year			3	—
Long-term debt			18	—
Total liabilities held for sale			529	15
Net assets held for sale			(449)	45